Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.3%
	Consumer Discretionary — 48.2% (a)
23,745	Accor SA	$802,972
6,984	Atour Lifestyle Holdings, Ltd. - ADR	131,648
168,494	Carnival Corporation (b)	2,311,738
4,291	Choice Hotels International, Inc. (c)	525,690
27,534	H World Group, Ltd. - ADR (b)	1,085,666
22,749	Hilton Worldwide Holdings, Inc.	3,416,445
4,031	Hyatt Hotels Corporation - Class A	427,608
16,482	InterContinental Hotels Group plc - ADR	1,232,030
16,773	Marriott International, Inc. - Class A	3,296,901
596,400	Minor International pcl - NVDR	511,843
65,399	Norwegian Cruise Line Holdings, Ltd. (b)	1,077,776
16,700	Resorttrust, Inc.	249,954
27,092	Royal Caribbean Cruises, Ltd. (b)	2,496,256
332,000	Shangri-La Asia, Ltd. (b)	227,216
23,841	Whitbread plc	1,007,998
9,220	Wyndham Hotels & Resorts, Inc.	641,159
		19,442,900
	Industrials — 41.7% (a)
28,814	Air Canada (b)	413,029
366,000	Air China, Ltd. - H-Shares (b)	247,214
22,465	Air France-KLM (b)	282,992
15,324	Alaska Air Group, Inc. (b)	568,214
2,076	Allegiant Travel Company (c)	159,561
74,515	American Airlines Group, Inc. (b)	954,537
26,000	ANA Holdings, Inc. (b)(c)	545,874
205,000	Cathay Pacific Airways, Ltd. (b)	210,448
516,000	China Airlines, Ltd.	338,880
382,000	China Southern Airlines Company, Ltd. - H-Shares (b)	185,833
20,187	Controladora Vuela Cia de Aviacion SAB de CV - ADR (b)	137,070
2,269	Copa Holdings SA - Class A	202,213
75,421	Delta Air Lines, Inc.	2,790,578
89,282	Deutsche Lufthansa AG (b)	709,522
66,245	easyJet plc (b)	345,496
446,000	Eva Airways Corporation	411,038
5,716	Hanjin Kal Corporation	179,393
370,364	International Consolidated Airlines Group SA (b)	669,158
24,800	Japan Airlines Company, Ltd.	483,286
48,998	JetBlue Airways Corporation (b)(c)	225,391
29,756	Korean Air Lines Company, Ltd.	479,615
136,756	Qantas Airways, Ltd. (b)	457,198
16,157	Ryanair Holdings plc - ADR (b)	1,570,622
166,900	Singapore Airlines, Ltd.	789,928
4,827	SkyWest, Inc. (b)	202,444
52,563	Southwest Airlines Company	1,422,880
16,382	Spirit Airlines, Inc.	270,303
31,264	United Airlines Holdings, Inc. (b)	1,322,467
9,805	Wizz Air Holdings plc (b)(d)	229,777
		16,804,961
	Real Estate — 9.4%
24,501	Apple Hospitality REIT, Inc. (c)	375,845
23,130	DiamondRock Hospitality Company	185,734
61,950	Host Hotels & Resorts, Inc.	995,538
772	Invincible Investment Corporation	319,716
529	Japan Hotel REIT Investment Corporation	276,863
24,476	Park Hotels & Resorts, Inc. (c)	301,544
11,221	Pebblebrook Hotel Trust (c)	152,493
20,717	RLJ Lodging Trust	202,819
7,010	Ryman Hospitality Properties, Inc.	583,793
21,916	Service Properties Trust	168,534
23,932	Sunstone Hotel Investors, Inc.	223,764
		3,786,643
	TOTAL COMMON STOCKS (Cost $45,192,743)	40,034,504

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.3%
2,159,892	Mount Vernon Liquid Assets Portfolio, LLC - 5.58% (e)(f)	2,159,892
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,159,892)	2,159,892

Shares	SHORT-TERM INVESTMENTS — 0.4%
145,902	First American Government Obligations Fund - Class X, 5.26% (e)	145,902
	TOTAL SHORT-TERM INVESTMENTS (Cost $145,902)	145,902

	TOTAL INVESTMENTS (Cost $47,498,537) — 105.0%	42,340,298
	Liabilities in Excess of Other Assets — (5.0)%	(2,004,121)
	NET ASSETS — 100.0%	$40,336,177

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.
NVDR Non-Voting Depositary Receipt.

(a) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b) Non-income producing security.
(c) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $2,046,515 or 5.1% of net assets.
(d) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At September 30, 2023, the value of these securities amounted to $229,777 or 0.6% of net assets.

(e) Rate shown is the annualized seven-day yield as of September 30, 2023.
(f) Privately offered liquidity fund.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Defiance Hotel, Airline, and Cruise ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stock	$40,034,504	$–	$–	$40,034,504
Investments Purchased with Proceeds from Securities Lending	–	2,159,892	–	2,159,892
Short-Term Investments	145,902	–	–	145,902
Total Investments in Securities	$40,180,406	$2,159,892	$–	$42,340,298

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.